                                    EXHIBIT
                                   ITEM 23(P)

                        DAVIS INTERNATIONAL SERIES, INC.

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Sheldon R. Stein and Arthur Don, and each of them, as the undersigned's attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any post-effective amendments to the registration statement under the Securities Act of 1933 (Registration No. 33-86578) and/or the Investment Company Act of 1940 (Registration No. 811-8870), whether on Form N-1A or any successor forms thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and all other applicable state or federal regulatory authorities. Each of the undersigned hereby ratifies and confirms all that each of the aforenamed attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the date listed below.

REGISTRANT:

Davis International Series, Inc. (Registrant)

By: /s/ Jeremy H. Biggs                                   Date: July 28, 1998
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        Jeremy H. Biggs
         Chairman of the Board of Directors


OFFICERS:

/s/ Shelby M.C. Davis                                     Date: July 28, 1998
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Shelby M.C. Davis
President

/s/ Sharra L. Reed                                        Date: July 28, 1998
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Sharra L. Reed
Treasurer, Chief Financial Officer, and
Chief Accounting Officer

DIRECTORS:

/s/ Jeremy H. Biggs                                       Date: July 28, 1998
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Jeremy H. Biggs

/s/ Christopher C. Davis                                  Date: July 28, 1998
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Christopher C. Davis

/s/ G. Bernard Hamilton                                   Date: July 28, 1998
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G. Bernard Hamilton

/s/ Keith R. Kroeger                                      Date: July 28, 1998
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Keith R. Kroeger

/s/ James R. Leo                                          Date: July 28, 1998
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The Very Reverend James R. Leo

/s/ Richard M. Murray                                     Date: July 28, 1998
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Richard M. Murray

/s/ Theodore B. Smith, Jr.                                Date: July 28, 1998
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Theodore B. Smith, Jr.